UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      July 24, 2014

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On July 24, 2014, AdCare Health Systems, Inc. (the “Company”) hosted a conference call to announce a strategic plan to transition the Company to a healthcare property holding and leasing company through a series of leasing transactions. A copy of the corporate update conference call transcript is attached to this Current Report as Exhibit 99.1. Replay of the conference call is available from 1 p.m., Eastern Time on July 24, 2014 until August 24, 2014. For the replay, please dial 1-877-870-5176 (domestic), or 1-858-384-5517 (international), and use the replay access code, 6367015.
The Company has scheduled a special meeting of shareholders to be held on October 14, 2014, at which it will seek shareholder approval of certain of the leasing transactions to the extent such approval may be required under Georgia law.
Important Additional Information to be Filed With the Securities and Exchange Commission
This Current Report may be deemed to be solicitation material in respect of the proposed shareholder vote to be held at the Company’s special meeting of shareholders scheduled for October 14, 2014. In connection with the special meeting, the Company intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS PRESENTED AT THE SPECIAL MEETING.  The definitive proxy statement (when available) will be mailed to shareholders of the Company. Shareholders will be able to obtain, without charge, a copy of the definitive proxy statement (when available) and other documents that the Company files with the Securities and Exchange Commission from the Securities and Exchange Commission’s website at www.sec.gov.  The definitive proxy statement (when available) and other relevant documents will also be available, without charge, by directing a request by mail or telephone to AdCare Health Systems, Inc., Attn: Corporate Secretary, at 1145 Hembree Road Roswell, Georgia 30076 or (678) 869-5116, or from the Company's website, www.adcarehealth.com.
The Company and its directors and executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the special meeting. Additional information regarding the interests of such potential participants will be included or incorporated by reference in the definitive proxy statement (when available).
Item 9.01 Financial statements and Exhibits
(d) Exhibits
99.1 Corporate Update Conference Call Transcript, dated July 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2014	ADCARE HEALTH SYSTEMS, INC.

/s/ Ronald W. Fleming
Ronald W. Fleming
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Corporate Update Conference Call Transcript, dated July 24, 2014.